                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934, (Amendment No. _____)


Filed by the registrant         /X/

Filed by a party other than the registrant  / /

Check the appropriate box:

 / /        Preliminary proxy statement
 / /        Confidential, for use of the Commission only (as permitted by
            Rule 14a-6(e)(2))
 /X/        Definitive proxy statement
 / /        Definitive additional materials
 / /        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               MARKET FACTS, INC.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

  /X/    No fee required

 / /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

  / /    Fee paid previously with preliminary materials.

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

             ------------------------------------------------
         (2) Form, schedule or registration statement number:

             ------------------------------------------------
         (3) Filing party:

             ------------------------------------------------
         (4) Date filed:

             ------------------------------------------------

                               MARKET FACTS, INC.

                            3040 West Salt Creek Lane
                        Arlington Heights, Illinois 60005

-------------------------------------------------------------------------------

                                    NOTICE OF
                                 ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT

-------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 28, 1999

                               MARKET FACTS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 28, 1999


TO THE STOCKHOLDERS OF MARKET FACTS:

     Notice is hereby given that the Annual Meeting of Stockholders of Market Facts, Inc., a Delaware corporation, will be held at the Wyndham Hotel Northwest Chicago, 400 Park Boulevard in Itasca, Illinois on Wednesday, April 28, 1999 at 10:30 A.M. for the following purposes:

     (1) To elect four (4) directors to serve for a term of three (3) years, as specified in the proxy statement or until their successors are elected and qualify.

     (2) To transact such other business as may properly come before the meeting.

     The Annual Report of the Company for the fiscal year ended December 31, 1998 accompanies this Notice.

                                            By Order of the Board of Directors,

                                            WESLEY S. WALTON
                                            SECRETARY




Arlington Heights, Illinois
March 25, 1999






-------------------------------------------------------------------------------
                                    IMPORTANT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    A proxy statement and proxy are submitted herewith. ALL STOCKHOLDERS ARE URGED TO COMPLETE AND MAIL THE PROXY PROMPTLY. The enclosed envelope for return of proxy requires no postage if mailed in the U.S.A. Stockholders attending the meeting may personally vote on all matters which are considered, in which event the signed proxy is revoked. It is important that your stock be voted.
-------------------------------------------------------------------------------

                               MARKET FACTS, INC.
                                 PROXY STATEMENT

                            3040 West Salt Creek Lane
                        Arlington Heights, Illinois 60005
                                 (847) 590-7000

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Market Facts, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on April 28, 1999 (the "Annual Meeting"). A stockholder may revoke a proxy at any time prior to the exercise of the powers therein granted. This may be done prior to the Annual Meeting by written revocation sent to the Secretary of the Company at the principal office of the Company, 3040 West Salt Creek Lane, Arlington Heights, Illinois 60005; or it may be done personally upon oral or written request at the Annual Meeting. All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally, by telephone or by facsimile. This Proxy Statement and proxy are being mailed on or about March 25, 1999 to all stockholders of record on March 10, 1999.


                                VOTING SECURITIES

       The Board of Directors has fixed the close of business on March 10, 1999 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof, notwithstanding any subsequent transfers of stock. The stock transfer books of the Company will not be closed.

       On March 10, 1999, the Company had outstanding voting securities consisting of 8,943,501 shares of Common Stock and 100 shares of Series B Preferred Stock ("Series B Stock"). Three of the directors to be elected at the Annual Meeting will be elected by the holders of the Common Stock and one director will be elected by the holder of the Series B Stock. The Series B Stock and 22.78% of the outstanding Common Stock are held by MFI Investors L.P., a Delaware limited partnership (the "Partnership"), of which MFI Associates, Inc., a Delaware corporation, is the general partner (the "General Partner"). Two directors of the Company are officers, directors and stockholders of the General Partner. Holders of the Common Stock are entitled to one vote per share. The Partnership, as the holder of the Series B Stock, is entitled to elect three directors, subject to decrease as its percentage ownership of Common Stock decreases. See "Certain Transactions--Investment Agreement; Rights of Series B Stock."

              SECURITY OWNERSHIP OF FIVE PERCENT BENEFICIAL OWNERS

       The following table sets forth all persons known by the Board of Directors to be beneficial owners of more than five percent of the Company's Common Stock and Series B Preferred Stock outstanding as of March 10, 1999:



-------------------------------------------------------------------------------------------------------------------
              NAME AND ADDRESS                        NUMBER AND CLASS OF SHARES AND                PERCENT
             OF BENEFICIAL OWNER                    NATURE OF BENEFICIAL OWNERSHIP(1)              OF CLASS
-------------------------------------------------------------------------------------------------------------------
               Ned L. Sherwood                                 2,042,732(2)                         22.83%
             MFI Investors L.P.                                Common Stock
               54 Morris Lane
          Scarsdale, New York 10583                               100(2)                             100%
                                                              Series B Stock
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
            CG Trust Company (3)                                 809,836                             9.06%
             525 West Monroe St.                               Common Stock
           Chicago, Illinois 60661
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    Marsh & McLennan Companies, Inc. (4)                         465,100                             5.20%
         1166 Avenue of the Americas                           Common Stock
             New York, NY 10036
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
              AMVESCAP PLC (5)                                   556,400                             6.23%
            11 Devonshire Square                               Common Stock
           London EC2M 4YR England
-------------------------------------------------------------------------------------------------------------------
------------------------------------


(1) The nature of beneficial ownership of securities is direct, and arises from sole voting and investment power, unless otherwise indicated by footnote.

(2) Shares are held of record by MFI Investors L.P., a Delaware limited partnership (the "Partnership"), of which MFI Associates, Inc., a Delaware corporation, is the general partner (the "General Partner"). The General Partner has the sole voting and dispositive power over the Common Stock and Series B Stock held by the Partnership, and Mr. Sherwood has voting control over 52.6% of the outstanding voting securities of the General Partner. He may therefore be deemed to beneficially own all of such shares. Pursuant to the terms of the Series B Stock, the Partnership has the right to elect three directors. Additional information regarding the Partnership, the General Partner and the Series B Stock is included under "Certain Transactions--Investment Agreement; Rights of Series B Stock." Also includes 5,400 shares subject to options exercisable by Mr. Sherwood within 60 days.

(3) CG Trust Company is a unit of Connecticut General Life Insurance Company, Hartford, CT, and is the Trustee of the Market Facts, Inc. Profit Sharing and Retirement Plan ("Profit Sharing Plan") and the Market Facts, Inc. Employee Stock Ownership Plan ("ESOP"). As of March 10, 1999, the Market Facts Stock Fund of the Profit Sharing Plan held 423,927 shares of Common Stock for the benefit of Company employees and the ESOP held 385,909 shares.

(4) Based solely on a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 5, 1999 reflecting ownership as of December 31, 1998. According to the Schedule 13G, Marsh & McLennan Companies, Inc.'s wholly owned subsidiary Putnam Investments, Inc. wholly owns two registered investment advisers: (i) Putnam Investment Management, Inc. ("PIM"), which is the investment adviser to the Putnam family of mutual funds; and (ii) The Putnam Advisory Company, Inc. ("PAC"), which is the investment adviser to Putnam's institutional clients. PIM has shared dispositive power over 149,900 shares. Each of PIM's mutual fund client's trustees has voting power over the shares held by each fund. PAC has shared dispositive power over 315,200 shares, and shares voting power over 263,200 of such shares with its institutional clients.

(5) Based solely on a Schedule 13G filed with the SEC on February 11, 1999 reflecting ownership as of December 31, 1998. Represents 556,400 shares beneficially owned by AMVESCAP PLC. AMVESCAP PLC and five of its subsidiaries (AVZ, Inc., AIM Management Group Inc., AMVESCAP Group Services, Inc., INVESCO, Inc. and INVESCO North American Holdings, Inc.) have shared voting and shared dispositive power with respect to the 556,400 shares of Common Stock. Such shares are held by the AMVESCAP PLC subsidiaries on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from such shares or the proceeds from the sale of such shares. The interest of any such persons does not exceed 5% of the outstanding shares of Common Stock.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

       The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 10, 1999 by (i) each of the Company's directors and executive officers and (ii) all directors and executive officers of the Company as a group.



--------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT OF
                       NAME OF BENEFICIAL OWNER                           NUMBER AND NATURE OF         CLASS
                                                                        BENEFICIAL OWNERSHIP(1)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   William W. Boyd                                                               12,600 (2)            0.14%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Verne B. Churchill                                                            64,198 (3)            0.72%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Lawrence W. Labash                                                           118,171 (4)            1.32%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Jeffery A. Oyster                                                              4,800 (5)            0.05%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Thomas H. Payne                                                              144,494 (6)            1.61%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Karen E. Predow                                                                5,400 (7)            0.06%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Sanford M. Schwartz                                                          251,794 (8)            2.81%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Ned L. Sherwood                                                            2,042,732 (9)           22.83%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Timothy J. Sullivan                                                          134,295(10)            1.50%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   Jack R. Wentworth                                                              6,200(11)            0.07%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   All directors and executive officers as a group (10 people)                2,784,684(12)           30.80%
--------------------------------------------------------------------------------------------------------------------

-------------------------


(1) The nature of beneficial ownership of securities is direct, and arises from sole voting and investment power, unless otherwise indicated by footnote.

(2) Includes 5,400 shares subject to options exercisable within 60 days; the remaining shares are held in the William W. Boyd Insurance Trust and Janet S. Boyd Insurance Trust.

(3) Includes 259 shares allocated to Mr. Churchill under the ESOP; 627 shares held for his benefit in the Market Facts Stock Fund of the Profit Sharing Plan; 9,400 shares subject to options exercisable within 60 days; and 53,912 shares held in the Churchill Family Trust.

(4) Includes 11,200 shares with respect to which voting and investment powers are shared; 5,847 shares allocated to Mr. Labash under the ESOP; 41,748 shares held for his benefit in the Market Facts Stock Fund of the Profit Sharing Plan; and 13,000 shares subject to options exercisable within 60 days.

(5) Includes 600 shares held by Mr. Oyster's wife as to which Mr. Oyster disclaims beneficial ownership and 4,200 shares subject to options exercisable by Mr. Oyster within 60 days. Does not include 2,037,332 shares of Common Stock (the "MFI Shares") held of record by MFI Investors, L.P., a Delaware limited partnership (the "Partnership"), of which MFI Associates, Inc., a Delaware corporation, is the general partner (the "General Partner"). The General Partner has the sole voting and dispositive power over the MFI Shares. Mr. Oyster holds 9.9% of the Class A Common Stock of the General Partner; however, he has granted to Mr. Ned Sherwood an irrevocable proxy to vote one-half of his shares, which together with proxies delivered by the other shareholders of the General Partner, gives Mr. Sherwood voting control over 52.6% of the Class A Common Stock of the General Partner. Therefore, Mr. Sherwood possesses voting control over all of the MFI Shares owned by the Partnership.

(6) Includes 10,370 shares allocated to Mr. Payne under the ESOP; 24,896 shares held for his benefit in the Market Facts Stock Fund of the Profit Sharing Plan; and 26,000 shares subject to options exercisable within 60 days.

(7) Represents 5,400 shares subject to options exercisable within 60 days.

(8) Includes 221,400 shares which are subject to the terms of a Restricted Stock Award. There were 400,000 shares awarded, which vest 10% each year over a ten-year period that commenced January 5, 1993. As of March 10, 1999, 280,000 of such shares had vested. Upon the termination of Dr. Schwartz's employment with the Company, any unvested shares will be forfeited and returned to the Company. Also includes 2,231 shares allocated to Dr. Schwartz under the ESOP; 7,563 shares held for his benefit in the Market Facts Stock Fund of the Profit Sharing Plan; 13,000 shares subject to options exercisable within 60 days; and 7,600 shares held in trust for the benefit of his children.

(9) The shares beneficially owned by Mr. Sherwood include 2,037,332 shares held of record by the Partnership and 5,400 shares subject to options exercisable by Mr. Sherwood within 60 days. The Partnership also holds 100 shares of Series B Stock. The General Partner has the sole voting and dispositive power over the Common Stock and Series B Stock held by the Partnership, and Mr. Sherwood has voting control over 52.6% of the outstanding voting securities of the General Partner. He may therefore be deemed to beneficially own all of such shares. See also note (5) above.

(10) Includes 3,197 shares allocated to Mr. Sullivan under the ESOP; 16,698 shares held for his benefit in the Market Facts Stock Fund of the Profit Sharing Plan; and 11,400 shares subject to options exercisable within 60 days.

(11)   Includes 5,400 shares subject to options exercisable within 60 days.

(12) Includes 11,200 shares with respect to which voting and investment powers are shared; 21,904 shares allocated to executive officers under the ESOP; 91,532 shares held for the benefit of executive officers in the Market Facts Stock Fund of the Profit Sharing Plan; and 98,600 shares subject to options exercisable within 60 days. Also includes 2,037,332 shares of Common Stock held of record by the Partnership.

                              ELECTION OF DIRECTORS

       Four directors of the Company will be elected at the Annual Meeting. Three directors will be elected by the holders of the Common Stock and one director will be elected by the Partnership as the holder of the Series B Stock. See "Certain Transactions--Investment Agreement; Rights of Series B Stock" for a description of the Series B Stock. The Company's Restated Certificate of Incorporation divides the Board of Directors, which presently consists of ten directors, into three classes, each having a term of three years. The Board has nominated Mr. Labash, Mr. Payne and Dr. Schwartz to be elected by the holders of the Common Stock (the "Common Stock Nominees"), and has endorsed Mr. Sherwood's nomination by the holder of the Series B Stock to be elected by the holder of the Series B Stock (the "Series B Nominee"). Each director will hold office for a term of three years. It is intended that the enclosed proxy shall be voted for the election of the Common Stock Nominees unless authority to do so is withheld. In the event any of the Common Stock Nominees shall cease to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors and for the remaining nominees listed. The Board of Directors currently has no reason to believe that any of the Common Stock Nominees will be unwilling or unable to serve as a director if elected. Any proxies given by stockholders cannot be voted for a greater number of persons than the number of Common Stock Nominees listed and identified.


INFORMATION RESPECTING COMMON STOCK NOMINEES



--------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL OCCUPATION OR EMPLOYMENT
         NAME             AGE                         FOR LAST FIVE YEARS                          DIRECTOR SINCE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Lawrence W. Labash       51     Executive Vice President of the Company since October 1998;      January 24, 1994
                                 prior thereto, Senior Vice President of the Company.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Thomas H. Payne          53     President and Chief Executive Officer of the Company since       December 7, 1982
                                 1996; prior thereto, President and Chief
                                 Operating Officer of the Company.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Sanford M. Schwartz      47     Executive Vice President of the Company.                         October 28, 1992
--------------------------------------------------------------------------------------------------------------------





INFORMATION RESPECTING SERIES B NOMINEE

--------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL OCCUPATION OR EMPLOYMENT
         NAME             AGE                         FOR LAST FIVE YEARS                          DIRECTOR SINCE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Ned L. Sherwood          49     Managing partner of ZS Fund L.P., a New York-based investment    June 6, 1996
                                 partnership of which Zaleski, Sherwood & Co., Inc., (a private investment firm of which Mr. Sherwood has been president since
                                 1985) is the general partner and which provided financial
                                 advisory services to the Company; also since 1996 an officer and director of MFI Associates, Inc.,
                                 a financial advisory services firm. Mr. Sherwood is also a director of Sun Television Appliances, Inc., Kaye Group, Inc.,
                                 and Mazel Stores, Inc.(1)
--------------------------------------------------------------------------------------------------------------------

-------------------------



(1) Additional information regarding ZS Fund L.P., MFI Associates, Inc. and Mr. Sherwood's election to the Board of Directors is included under "Certain Transactions--Investment Agreement; Rights of Series B Stock" and "Certain Transactions--Financial Advisory Agreements."

CONTINUING DIRECTORS WHOSE TERMS OF OFFICE EXPIRE IN 2000



--------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL OCCUPATION OR EMPLOYMENT
         NAME             AGE                         FOR LAST FIVE YEARS                          DIRECTOR SINCE
--------------------------------------------------------------------------------------------------------------------
 Verne B. Churchill       66     Chairman of the Board of Directors of the Company since 1996;    March 13, 1967
                                 prior thereto, Chairman and Chief Executive Officer
                                 of the Company.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Karen E. Predow          50     Division Manager, Customer Sciences Division of AT&T, Basking    February 3, 1993
                                 Ridge, New Jersey since 1994; prior thereto,
                                 Vice President of The Chase Manhattan Bank, N.A.,
                                 New York, New York.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Jack R. Wentworth        70     Arthur M. Weimer Professor Emeritus of Business Administration   April 17, 1988
                                 and former Dean, Graduate School of Business, Indiana
                                 University, Bloomington, Indiana.
                                 Dr. Wentworth is also a director of Kimball International,
                                 Inc. and Lone Star Industries, Inc.
--------------------------------------------------------------------------------------------------------------------




CONTINUING DIRECTORS WHOSE TERMS OF OFFICE EXPIRE IN 2001



--------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL OCCUPATION OR EMPLOYMENT
         NAME             AGE                         FOR LAST FIVE YEARS                          DIRECTOR SINCE
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 William W. Boyd          72     Chairman of the Board of Sterling Plumbing Group, Inc.,          January 24, 1994
                                 Rolling Meadows, Illinois. Mr. Boyd is a trustee of the Stein,
                                 Roe and Farnham Mutual Funds. Mr. Boyd is also a trustee of
                                 Elmhurst College, as well as a director of Cummins-Allison
                                 Corp. and Kohler Company.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Timothy J. Sullivan      45     Chief Financial Officer of the Company since 1997 and            August 21, 1997
                                 Senior Vice President of the Company since 1996; prior
                                 thereto, Vice President of the Company. Mr. Sullivan is also
                                 Treasurer and Assistant Secretary of the Company.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Jeffery A. Oyster        33     Since 1995, a partner of ZS Fund L.P., a New York-based          August 5, 1997
                                 investment partnership which provides financial
                                 advisory services to the Company; and since
                                 1996, an officer and director of MFI
                                 Associates, Inc., a financial advisory services
                                 firm(1); prior thereto, Vice President of
                                 Davenport Management, Inc., a Connecticut-based
                                 private equity
                                 partnership.
--------------------------------------------------------------------------------------------------------------------

-------------------------



(1) Additional information regarding ZS Fund L.P., MFI Associates, Inc. and Mr. Oyster's election to the Board of Directors is included under "Certain Transactions--Investment Agreement; Rights of Series B Stock" and "Certain Transactions--Financial Advisory Agreements."

                        REMUNERATION OF NAMED EXECUTIVES

       The Summary Compensation Table which follows includes, for each of the fiscal years ended December 31, 1998, 1997 and 1996, individual compensation for services to the Company and its subsidiaries paid to: (i) the Chief Executive Officer and (ii) the four other executive officers of the Company (together, the "Named Executives").

                           SUMMARY COMPENSATION TABLE



                            ----------------------------------------------------------------------------------------
                                            ANNUAL COMPENSATION                     LONG-TERM
                                                                                  COMPENSATION
                                                                                     AWARDS          ALL OTHER
-------------------------------------------------------------------------------------------------
----------------------------
         NAME AND            YEAR     SALARY       BONUS        OTHER ANNUAL       SECURITIES     COMPENSATION(3)
    PRINCIPAL POSITION                                        COMPENSATION(1)      UNDERLYING
                                                                                     OPTIONS
                                                                                   (SHARES)(2)
--------------------------------------------------------------------------------------------------------------------
      Thomas H. Payne        1998     $232,803   $ 400,000           -                10,000          $ 9,417
                             1997     $218,880   $ 300,000           -                20,000          $ 9,136
President, Chief Executive   1996     $190,734   $ 200,000           -                40,000          $ 6,509
   Officer and Director
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    Verne B. Churchill       1998     $195,180   $   --              -                 3,000          $ 9,417
                             1997     $223,860   $ 150,000           -                10,000          $ 9,136
   Chairman of the Board     1996     $216,400   $ 150,000           -                12,000          $ 6,509
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    Lawrence W. Labash       1998     $170,323   $ 150,000           -                13,000          $ 9,417
                             1997     $162,300   $ 105,000           -                10,000          $ 9,094
 Executive Vice President    1996     $147,000   $  85,000           -                20,000          $ 6,509
       and Director
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    Sanford M. Schwartz      1998     $218,117   $  75,000           -                 5,000          $ 9,417
                             1997     $210,766   $  50,000           -                10,000          $ 9,136
 Executive Vice President    1996     $200,236   $  35,000           -                20,000          $ 6,509
       and Director
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    Timothy J. Sullivan      1998     $175,243   $  90,000           -                 5,000          $ 9,417
                             1997     $159,580   $  60,000           -                 6,000          $ 9,136
 Chief Financial Officer,    1996     $140,435   $  30,000           -                20,000          $ 6,509
 Senior Vice President and
         Director
--------------------------------------------------------------------------------------------------------------------

-------------------------



(1) The total amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for any of the Named Executives for any year shown.

(2) The options granted in 1998, 1997 and 1996 were granted pursuant to the Company's 1996 Stock Plan.

(3) These amounts represent, for each of the Named Executives, amounts contributed for their accounts pursuant to the Profit Sharing Plan and the ESOP. Pursuant to the Profit Sharing Plan, the amounts credited to the Named Executives in 1998, 1997 and 1996, respectively, were as follows: Mr. Payne, $7,756, $8,135 and $5,786; Mr. Churchill, $7,756, $8,135 and $5,786; Mr. Labash,
$7,756, $8,093 and $5,786; Dr. Schwartz, $7,756, $8,135 and $5,786; and Mr.
Sullivan, $7,756, $8,135 and $5,786.

       Pursuant to the ESOP, the amounts credited to the accounts of the Named Executives in 1998, 1997 and 1996, respectively, were as follows: Mr. Payne, $1,661, $1,001 and $723; Mr. Churchill, $1,661, $1,001 and $723; Mr. Labash,
$1,661, $1,001 and $723; Dr. Schwartz, $1,661, $1,001 and $723; and Mr.
Sullivan, $1,661, $1,001 and $723.

STOCK OPTIONS

OPTION GRANTS IN LAST FISCAL YEAR

       Shown below is information with respect to grants of nonqualified stock options during the fiscal year ended December 31, 1998, to the Named Executives which are reflected in the Summary Compensation Table on page 8.

                        OPTION GRANTS IN LAST FISCAL YEAR


              ------------------------------------------------------------------------------------------------------
                                                                      POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL
                               INDIVIDUAL GRANTS(1)                   RATES OF STOCK PRICE APPRECIATION FOR OPTION
                                                                                          TERM
--------------------------------------------------------------------------------------------------------------------
                 NUMBER OF      % OF TOTAL
                SECURITIES        OPTIONS                                       5%                    10%
    NAME        UNDERLYING      GRANTED TO    EXERCISE   EXPIRATION
              OPTIONS GRANTED  EMPLOYEES IN    PRICE        DATE
                                  1998(2)
                                                                      ----------------------------------------------
                                                                        STOCK      DOLLAR       STOCK    DOLLAR
                                                                        PRICE(4)    GAINS      PRICE(4)    GAINS
--------------------------------------------------------------------------------------------------------------------

 Payne            10,000            6.96%       $15.94      1/21/08      $25.96   $ 100,200     $41.34    $254,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

 Churchill         3,000            2.09%       $15.94      1/21/08      $25.96   $  30,060     $41.34    $ 76,200
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

 Labash            5,000            3.48%       $15.94      1/21/08      $25.96   $  50,100     $41.34    $127,000
                   8,000            5.57%       $25.13     10/27/08      $40.93   $ 126,400     $65.18    $320,400
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

 Schwartz          5,000            3.48%       $15.94      1/21/08      $25.96   $  50,100     $41.34    $127,000
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

 Sullivan          5,000            3.48%       $15.94      1/21/08      $25.96   $  50,100     $41.34    $127,000
--------------------------------------------------------------------------------------------------------------------

-------------------------


(1) These Nonqualified Stock Options ("NSOs") were granted pursuant to the Company's 1996 Stock Plan (the "1996 Plan") and may not be exercised until they vest. These NSOs vest 20% after 1 year, 40% after 2 years, 60% after 3 years, 80% after 4 years and 100% after 5 years, provided that on death, retirement, permanent disability or a change of control, these NSOs may become fully vested at the discretion of the Plan Committee.

(2) Based on 143,750 options granted to all employees.

(3) Based on the average closing sale price of the Common Stock of the Company reported by Nasdaq as of the close of business on the three most recent trading days including the date of grant.

(4) The share price represents the price of the Common Stock if the assumed annual rates of stock price appreciation are achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

       Shown below is information with respect to options exercised by the Named Executives during 1998 and unexercised options held by the Named Executives at December 31, 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES



------------------------------------------------------------------------------------------------------
                                             NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                 SHARES       VALUE         UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
    NAME      ACQUIRED ON  REALIZED ($)      OPTIONS AT 12/31/98                AT 12/31/98
                EXERCISE                  EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
------------------------------------------------------------------------------------------------------
 Payne             0           $ 0              20,000/50,000                $398,180/$829,120
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Churchill         0           $ 0               6,800/18,200                $129,954/$290,736
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Labash            0           $ 0              10,000/33,000                $199,090/$421,520
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Schwartz          0           $ 0              10,000/25,000                $199,090/$414,560
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Sullivan          0           $ 0               9,200/21,800                $188,590/$372,560
------------------------------------------------------------------------------------------------------



                              EMPLOYMENT AGREEMENTS

       In October 1996, Messrs. Payne, Sullivan and Labash entered into Employment Agreements with the Company (the "1996 Agreements"). The 1996 Agreements commenced on October 28, 1996 and continue until terminated in accordance with their provisions. The 1996 Agreements provide for an initial base annual salary, and may be terminated by the Company without cause at any time, or by the officer upon sixty (60) days written notice. The Company furnishes life insurance coverage to the officers pursuant to the 1996 Agreements in an amount equal to one year's salary and bonus, and if a 1996 Agreement is terminated by the Company without cause, the officer shall be entitled to receive his base salary through the first anniversary of the date of the Company's notice of termination.

       In October 1997, Dr. Schwartz entered into an Employment Agreement with the Company. The Agreement commenced on October 1, 1997 and continues until terminated in accordance with its provisions. The Agreement carries terms substantially identical to the 1996 Agreements.

       Each of the above Agreements provides that employment terminates upon the officer's death, and may be terminated by the Company for cause, upon the officer's disability, or by mutual agreement. In addition, such Agreements provide that the initial salaries thereunder may be adjusted upward to conform to alterations in the Company's compensation policy for officers. They also provide for reimbursement of expenses, the right to participate in the Company's benefit programs and eligibility for an annual bonus consistent with the provisions and goals set by the Board of Directors for each bonus year. Such Agreements contain confidentiality and noncompete restrictions during the term of employment and for a period of one year thereafter.

                              CERTAIN TRANSACTIONS

INVESTMENT AGREEMENT; RIGHTS OF SERIES B STOCK

       In June 1996, the Company entered into an Investment Agreement (the "Investment Agreement") among MFI Investors L.P. (the "Partnership"), MFI Associates, Inc., the sole general partner of the Partnership (the "General Partner") and the Company, whereby the Partnership acquired an ownership interest in the Company's Common Stock and 100 shares of Series B Preferred Stock, no par value (the "Series B Stock").

       Mr. Ned L. Sherwood, a director of the Company, is an officer and director of the General Partner and has an interest as a limited partner of the Partnership. Mr. Jeffery A. Oyster, also a director of the Company, is also an officer and director of the General Partner. Mr. Sherwood and Mr. Oyster are two of the five voting stockholders of the General Partner.

       The Series B Stock entitles the Partnership to elect three directors (the "Series B Directors"), subject to decrease to two directors if its Common Stock ownership is below 20%, one director if its Common Stock ownership is below 10%, and no directors if its Common Stock ownership is less than 5%. Presently, the Partnership has the right to elect one director in the class of directors to be elected at the 1999 Annual Meeting (the "1999 Class"), and two directors in the class elected at the 1998 Annual Meeting (the "1998 Class"). Mr. Oyster is presently serving as a director in the 1998 Class and Mr. Sherwood is presently serving in and has been nominated for re-election to the 1999 Class. The Partnership may exercise its right to elect another director in the 1998 Class at any time. Such director may not be a stockholder, partner, director, officer or employee of the Partnership or the General Partner, and may not be an employee or former employee of the Company. Any vacancy in a Series B Directorship may be filled only with a nominee of the remaining Series B Directors or the Partnership as the holder of the outstanding shares of Series B Stock.

       As long as the Partnership beneficially owns in excess of 15% of the Common Stock, it shall have the right to have at least one Series B Director on the Audit and Compensation Committees of the Board, and as long as any shares of Series B Stock are outstanding, the Company may not increase its board of directors to consist of more than 11 directors. Except as required by law, the Series B Stock has no other voting rights.

       With respect to the election or removal of directors (other than those elected by the Partnership as holder of the Series B Stock), the Investment Agreement provides that the Common Stock held by the Partnership is to be voted proportionally in accordance with the vote of the Company's public stockholders (defined as stockholders other than the Partnership and certain executive officers of the Company).

       With respect to other matters submitted to a vote of Company stockholders, the Partnership may vote 19.9% of the total combined voting power of all voting securities of the Company then outstanding according to its own discretion, and shall vote proportionally in accordance with the votes cast by the Company's public stockholders any of its shares in excess of 19.9%.

FINANCIAL ADVISORY AGREEMENTS

       In connection with the Investment Agreement, the Company and ZS Fund L.P. entered into a Financial Advisory Agreement (the "1996 Agreement"), whereby ZS Fund L.P. made available to the Company certain financial advisory services. The 1996 Agreement was scheduled to terminate upon the earliest to occur of June 6, 2001; the first date that the Partnership owned less than 5% of the outstanding Shares; or a change of control of the Partnership. Pursuant to a Termination Agreement, the Company and ZS Fund L.P. mutually agreed to terminate the 1996 Agreement as of December 31, 1997. Subsequently, the Company and ZS Fund L.P. entered into a Financial Advisory Agreement dated as of January 1, 1998 in connection with the Company's acquisition of Strategy Research Corporation and Tandem Research Associates, Inc. In August 1998, the Company and ZS Fund L.P. entered into another Financial Advisory Agreement in connection with the Company's acquisition of Product Intelligence, Inc. ZS Fund L.P. is a New York based investment partnership. Ned L. Sherwood and Jeffery A. Oyster are partners in ZS Fund L.P. and are also directors of the Company. Pursuant to the Financial Advisory Agreements entered into during 1998, the Company paid ZS Fund L.P. $429,166.67 in the aggregate. Under the terms of the Financial Advisory Agreements, the Company is also obligated to indemnify ZS Fund L.P. against any liabilities it may incur in connection with its services under the Financial Advisory Agreements.

EMPLOYEE LOANS

       The Company provides loans to certain of its executive officers in the form of promissory notes and demand notes for the purpose of exercising stock options, purchasing stock of the Company and paying withholding taxes on the vesting of restricted stock. These loans bear interest at various rates ranging from 7.75% to 9.00%. The largest aggregate amount of the above indebtedness outstanding for any executive officer which exceeded $60,000 from January 1, 1998 to the date of this Proxy Statement were as follows: Mr. Payne, $100,377; Mr. Churchill, $64,969; Dr. Schwartz, $165,000; and Mr. Sullivan, $123,912. The outstanding principal balances of these loans as of the date of this Proxy Statement are as follows: Mr. Payne, $85,000; Mr. Churchill, $0; Dr. Schwartz $0 and Mr. Sullivan, $117,459. Mr. Sullivan's loans include a promissory note issued April 1, 1994 in the amount of $40,500 that provides for repayment of principal equally over ten years beginning in 1995; provided, however, that principal payments are forgiven every two years if he remains employed by the Company on the payment due date commencing with the payment due in 1996.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

       At the Compensation Committee's request, Mr. Payne recommended 1998 bonuses for Messrs. Churchill, Schwartz, Sullivan and Labash, and he conferred with the Committee regarding these recommendations.

                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

       The Compensation Committee of the Board of Directors (the "Committee"), throughout 1998 and subsequently, has been composed of three non-executive directors: Jack R. Wentworth, Chairman, Karen E. Predow and Ned L.
Sherwood.

       The Committee is primarily responsible for establishing the compensation benefits for each of the Named Executives. In addition, the Committee constitutes the "Plan Committee" responsible for the administration of the 1996 Stock Plan. Accordingly, the Committee has the responsibility of selecting individuals to receive awards under the 1996 Stock Plan, and determining the amount of such awards.

       The key components of the compensation program for the Named Executives in 1998 were base salary, annual bonus and long-term incentives in the form of stock options.

       On September 29, 1998, the Committee reviewed the salaries of the Named Executives and approved the following increases: Thomas H. Payne from $225,160 to $250,000; Lawrence W. Labash from $163,800 to $185,000; Dr. Sanford M. Schwartz from $212,836 to $230,000; and Timothy J. Sullivan from $171,600 to $185,000. These increases were effective as of August 29, 1998.

       These increases were made due to the increased responsibilities of each of the individuals awarded an increase. Mr. Sullivan has assumed during the year the responsibilities of Chief Financial Officer; Mr. Labash has assumed responsibility for approximately 65% of the business of the Company excluding recent acquisitions; Dr. Schwartz, though relinquishing his management of the New York business, has assumed responsibility for the merger and acquisition work of the Company along with the businesses acquired and the Company's Canadian business. No salary adjustment was made for Mr. Churchill because of his reduced time commitments to the Company.

       In February 1999, at the Committee's request, Mr. Payne, Chief Executive Officer, made bonus and stock option recommendations to acknowledge the 1998 accomplishments of Messrs. Churchill, Labash, Schwartz and Sullivan, and he conferred with the Committee regarding the rationale for these recommendations. Thereafter, the Committee independently determined bonuses and stock option awards for 1998 for the Named Executives. The Committee awarded nonqualified stock options ("NSOs") in the amount of 3,000 shares to Mr. Churchill; to Mr. Payne a bonus of $400,000 and NSOs for 12,000 shares; to Mr. Labash a bonus of $150,000 and NSOs of 6,000 shares; to Dr. Schwartz a bonus of $75,000 and NSOs for 6,000 shares; and to Mr. Sullivan a bonus of $90,000 and NSOs of 6,000 shares.

       The exercise price of the NSOs for each of these Named Executives is $24.44, based on the average closing sale price of the Common Stock of the Company reported by NASDAQ as of the close of business on the three most recent trading days including the date of grant. The NSOs vest in 20% increments over five years. These option grants to each of the Named Executives were based on the continued improved financial results of the Company in 1998 and recommendations from senior management. The NSOs awarded to Mr. Payne were determined solely by the Committee.

       The Committee determined that increasing Mr. Payne's bonus award from $300,000 for 1997 to $400,000 for 1998 and the option award were appropriate considering the increases in revenues and earnings for the Company from 1997 to 1998, and the excellent manner in which Mr. Payne led the Company.

       Though Mr. Churchill continued to perform in an excellent fashion as Chairman of the Board, in light of his part-time status with the Company, the Committee was of the view that omitting a bonus was appropriate at this time but that a stock option award of 3,000 shares, similar to the non-employee Directors, was appropriate.

       The Committee viewed Mr. Labash's contribution as Executive Vice President with significant oversight responsibility of the Client Service Units as having been of material importance to the Company's core growth during the last fiscal year, and accordingly, Mr. Labash was deserving of the increase in bonus and stock award indicated.

       When Dr. Schwartz joined the Company in July 1992, he was awarded 400,000 shares of Common Stock, subject to a ten-year vesting schedule. The shares vest at the rate of 10% each year, commencing January 5, 1993 and ending January 5, 2002. Prior to vesting, the shares are subject to restrictions on transfer and forfeiture, if Dr. Schwartz's employment with the Company should terminate. As of December 31, 1998, Dr. Schwartz held 261,400 of the 400,000 shares awarded, of which 120,000 are still subject to forfeiture. Such 261,400 shares have an aggregate value of $6,796,400, based on the closing price of the shares on December 31, 1998. There was no agreed bonus or formula for a bonus in light of the incentive nature of the Restricted Stock Award. However, the Committee viewed the bonus and stock award of Dr. Schwartz as appropriate in light of his achievements particularly in the merger and acquisition activities on behalf of the Company.

       The Committee viewed the bonus and stock option award to Mr. Sullivan as appropriate in light of his success this year as Chief Financial Officer in maintaining effective cost controls while the Company was experiencing rapid expansion and acquisition activity.

       Effective January 1, 1994, the allowable deduction for federal income tax purposes of compensation paid by the Company to the Named Executives is $1,000,000 per executive per year. This limitation does not apply to compensation that is based upon the attainment of performance goals or paid pursuant to a written contract that was in effect on February 17, 1993. These limitations have not affected the Company's ability to deduct all taxable compensation paid to its Named Executives and is not expected to affect these deductions in the foreseeable future.

       Except as otherwise described above, the Committee's determinations regarding 1998 compensation were not subject to specific criteria but were based upon more general criteria as the Committee in its discretion considered to be relevant, including the Committee's perception of the individual's performance and the overall financial and earnings performance of the Company.


Jack R. Wentworth, Chairman
Karen E. Predow
Ned L. Sherwood

                             TOTAL RETURN COMPARISON

       The following graph sets forth a five-year comparison of cumulative total returns for: (i) the Company (which is traded on The Nasdaq National Market);
(ii) the Center for Research in Securities Prices ("CRSP") Index for Nasdaq Stock Market (U.S. Companies); and (iii) a peer group selected in good faith by the Company (the "Peer Group"). In identifying the Peer Group, companies with business descriptions similar to that of the Company were selected. The Peer Group includes the following companies: Find/SVP, Inc.; infoUSA Inc. Class A and Class B Common Stock; M/A/R/C, Inc.; Market Facts, Inc.; NFO Worldwide, Inc.; Opinion Research Corporation; and Total Research Corporation. All returns were calculated assuming dividend reinvestment and the returns of each company have been weighted according to market capitalization at the beginning of each period indicated.

                    PERFORMANCE GRAPH FOR MARKET FACTS, INC.

                Comparison of Five-Year Cumulative Total Returns






                               [graphic omitted]













-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    Symbol      CRSP Total Returns Index       12/31/93   12/30/94   12/29/95   12/31/96   12/31/97   12/31/98
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
     -DIAMOND-    MARKET FACTS, INC................100.0......122.7......198.6......588.1.....1,094.6....1,699.0

     -CIRCLE-     Nasdaq Stock Market..............100.0.......97.8......138.3......170.0.......208.6......293.2
                  (U.S. Companies)
    -TRIANGLE-    Self-Determined Peer Group.......100.0......120.1......187.7......226.0.......262.5......176.4
-------------------------------------------------------------------------------------------------------------------
    Notes:
      A. The lines represent annual index levels derived from compounded daily returns that include all dividends.
      B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
      C. If the annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
      D. The index level for all series was set to 100.0 on 12/31/93.
-------------------------------------------------------------------------------------------------------------------


                                  VOTE REQUIRED

       Presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present, the affirmative vote by the holders of a plurality of the shares represented and entitled to vote will be required to act on the election of directors and the affirmative vote by the holders of a majority of the shares represented and entitled to vote will be required to act on all other matters to come before the Annual Meeting. A broker non-vote is not counted in determining voting results. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Thus, an abstention from voting on a matter has the same legal effect as a vote "AGAINST" the matter.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

       Since December of 1990, the Company has engaged the firm of KPMG LLP as its independent public accountants. A representative from this firm will be present at the Annual Meeting of Stockholders, and will be available to respond to appropriate questions from the stockholders if the need arises, or make a statement if the representative desires to do so. This firm has been engaged as the Company's independent public accountants for 1999.

                      BOARD OF DIRECTORS AND COMMITTEE DATA

       During 1998, five Board meetings were held. All directors of the Company attended all of the Board meetings held during the year.

       The Board of Directors does not have a standing nominating committee. The Audit Committee currently consists of Mr. Boyd as Chairman, Dr. Wentworth and Mr. Sullivan. The duties of the Audit Committee are to advise the Company on its engagement of independent public accountants and to review all reports of the Company's audit performed by its independent public accountants. The Audit Committee held two meetings during 1998, and all members of this committee attended each meeting.

       In 1998, the Compensation Committee and the Plan Committee each consisted of Dr. Wentworth as Chairman, Dr. Predow and Mr. Sherwood. The functions performed by the Compensation Committee are to establish the compensation and benefits for each of the Named Executives and, as the Plan Committee, to administer the 1996 Stock Plan. The Compensation Committee held two meetings in 1998 and the Plan Committee held 12 meetings in 1998, and all members attended each committee meeting.

       Throughout 1998, the Company maintained an arrangement whereby directors who are not officers and employees of the Company or ZS Fund L.P. each received an attendance fee of $4,000 for each meeting at which they were present. Such directors who are members of the Audit or Compensation Committee received an additional $2,000 for each meeting of the Audit and/or Compensation Committee at which they were present. Directors who are also officers and employees of the Company, as well as employees of the ZS Fund L.P., are not paid for their services as directors as such, nor for their attendance at board or committee meetings. No director received more than the standard arrangement for services as a director during the last fiscal year.

       The directors are also eligible to participate in the Company's 1996 Plan. The five directors who are not also officers or employees of the Company each received options to purchase 3,000 shares of Common Stock in January 1998.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any person who own more than 10% of the Company's Common Stock to report their initial ownership of the Company's Common Stock and changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to timely file these reports during 1998. All of these filing requirements were timely satisfied except that Mr. Lawrence W. Labash, a Director and Executive Vice President of the Company, filed one late report regarding the grant of an option to purchase 8,000 shares of Common Stock.

                              STOCKHOLDER PROPOSALS

       Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to, and to be presented at, the Annual Meeting of Stockholders of the Company to be held in 2000, must be received by the Company on or before November 26, 1999. If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders but does not seek inclusion of that proposal in the Company's proxy statement for that meeting, such stockholder must deliver written notice of the proposal to the Company in accordance with the requirements of the Company's By-Laws. Such proposals must be delivered to the Company not less than fifty and not more than seventy-five days prior to the meeting. All proposals or notices should be directed to the Secretary of the Company at 3040 West Salt Creek Lane, Arlington Heights, Illinois 60005.

                                  OTHER MATTERS

       The Board of Directors is not aware of any matters that will come before the meeting other than the matters described herein. However, if other matters do properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

       Stockholders who do not expect to attend the meeting in person are urged to indicate their choices and sign, date and return the enclosed proxy as soon as possible.

                       By Order of the Board of Directors,



         Verne B. Churchill                     Thomas H. Payne
         CHAIRMAN,                              PRESIDENT AND
         BOARD OF DIRECTORS                     CHIEF EXECUTIVE OFFICER



Arlington Heights, Illinois
March 25, 1999


-------------------------------------------------------------------------------
  MARKET FACTS WILL BE PLEASED TO MAKE ITS ANNUAL REPORT ON FORM 10-K AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON REQUEST IN WRITING TO THE CORPORATE ASSISTANT SECRETARY.
-------------------------------------------------------------------------------

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE


     1.  Election of Directors        FOR      WITHHELD
         (See Reverse)                /  /        /  /

         For, except withheld from the following nominee:

         -------------------------------


     2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.



                               The signature to this proxy should conform to the name as shown. Stock registered jointly must be signed by all parties in whose name such stock is registered. When signing as attorney, executor, administrator, trustee or guardian, give your title as such. If signer is a corporation, please sign full corporate name by authorized officer.


                               PROXY SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS.

                               PLEASE SIGN HERE:


     STOCKHOLDER:
                 ------------- -------------------------------
     NO. OF SHARES:
                 ------------  -------------------------------
                               SIGNATURE(S)                            DATE

                               MARKET FACTS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 28, 1999



The undersigned hereby constitutes and appoints VERNE B. CHURCHILL, THOMAS H. PAYNE, and WESLEY S. WALTON, or any one or more of them, Proxies, with full power of substitution, to vote for the undersigned the shares of Common Stock of MARKET FACTS, INC., registered in the name of the undersigned at the Annual Meeting of Stockholders of said corporation to be held on April 28, 1999, and at any and all adjournments thereof, upon the following matters more fully described in the Proxy Statement:

Election of Directors. Nominees: LAWRENCE W. LABASH, THOMAS H. PAYNE and SANFORD
M. SCHWARTZ.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, OR THE VOTE WILL BE WITHHELD, IN ACCORDANCE WITH ANY SPECIFICATION MADE HEREIN. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE ABOVE DIRECTORS.

Receipt of the Annual Report of the Company and of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated March 25, 1999 is hereby acknowledged.

The powers hereby granted may be exercised by a majority of said proxies or their substitute or substitutes present and acting at said Annual Meeting or any adjournment thereof or, if only one be present and acting, then by that one. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

                                                  (CONTINUED FROM OTHER SIDE)